UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 8, 2007

Advanced Photonix, Inc
(Exact Name of Registrant as specified in its Charter)
Delaware	1-11056	33-0325836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan		48104
(Address of Principal Executive Offices)		(ZIP Code)
Registrant's telephone number, including area code:		(734) 864-5647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective Friday, June 8, 2007, the Board of Directors of Advanced Photonix, Inc. (“API”) approved an amendment to the By-Laws of API relating to the duties and powers of the Chairman of the Board of API by deleting the requirement in Section 3 of Article III that the Chairman serve ex officio as a member of every committee of the Board of Directors.

A full text of the By-Laws is filed as an exhibit to this Current Report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Exhibit

3(ii)	By-Laws (As amended on June 8, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

June 13, 2007	By:	/s/ Richard Kurtz

Richard Kurtz, Chief Executive Officer